LEGAL SETTLEMENTS	9 Months Ended
Sep. 30, 2016
Legal [Abstract]
Legal [TextBlock]

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Legal settlements and loss contingencies for the nine months ended September 30, 2016 amounted to $674 million, primarily consisting of a provision of approximately $520 million established in connection with advanced discussions with the U.S. Department of Justice ("DOJ") and SEC to settle the Foreign Corrupt Practices Act ("FCPA") investigations, compared to $531 million for the nine months ended September 30, 2015. The expenses in 2015 consisted mainly of additional reserves relating to the settlement of the modafinil antitrust litigation, partially offset by insurance proceeds relating to the settlement of the pantoprazole patent litigation. As of September 30, 2016 and December 31, 2015 an accrued amount for legal settlements and loss contingencies of $1.3 billion and $256 million, respectively, is recorded in other current liabilities.